General Information / Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of Preparation
Basis of preparation
The accompanying Consolidated Financial Statements are stated in millions of euros unless indicated otherwise.
The accompanying Consolidated Financial Statements have been prepared in conformity with US GAAP. We have reclassified certain prior period amounts to align with the current period presentation.

Use of Estimates
Use of estimates
The preparation of our Consolidated Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities on the balance sheet dates, and the reported amounts of net sales and costs during the reported periods. Actual results could differ from those estimates. We evaluate our estimates continuously and we base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates if the assumptions prove incorrect. To the extent there are material differences between actual results and these estimates, our future results could be materially and adversely affected. We believe that the accounting policies described below require us to make significant judgments and estimates in the preparation of our Consolidated Financial Statements. Our most critical accounting estimates include:

•	Revenue recognition

•	Business combinations

•	Inventories

•	Income taxes

•	Contingencies and litigation

•	Lease accounting

•	Evaluation of long-lived assets for impairment

Principles of Consolidation
Principles of consolidation
The Consolidated Financial Statements include the Financial Statements of ASML Holding N.V. and all of its subsidiaries and the variable interest entity of which ASML was the primary beneficiary until June 29, 2018. All intercompany profits, balances and transactions have been eliminated in the consolidation.
Subsidiaries
Subsidiaries are all entities over which ASML has the control to govern financial and operating policies generally accompanying a shareholding of more than 50 percent of the outstanding voting rights. As from the date that these criteria are met, the financial data of the relevant subsidiaries are included in the consolidation.
Business combinations
Acquisitions of subsidiaries are included on the basis of the acquisition method. The cost of acquisition is measured based on the consideration transferred at fair value, the fair value of identifiable assets distributed and the fair value of liabilities incurred or assumed at the acquisition date (i.e., the date which we obtain control). The excess of the costs of an acquired subsidiary over the net of the amounts assigned to identifiable assets acquired and liabilities incurred or assumed, is capitalized as goodwill. Acquisition-related costs are expensed when incurred in the period they arise or the service is received.
Variable interest entities
We assess whether we have a controlling financial interest in any variable interest entity. We consolidate a variable interest entity when we have a variable interest that provides us with a controlling financial interest. We are deemed to have a controlling financial interest in a variable interest entity if both of the following characteristics are met: a) the power to direct the activities of a variable interest entity that most significantly impact the variable interest entity‘s economic performance and b) the obligation to absorb losses of the variable interest entity that could potentially be significant to the variable interest entity or the right to receive benefits from the variable interest entity that could potentially be significant to the variable interest entity.

Foreign Currency Translation
Foreign currency translation
The financial information for subsidiaries outside the euro-zone is measured using a mix of local currencies or the euro as the functional currency. The Financial Statements of those foreign subsidiaries are translated into euros in the preparation of ASML’s Consolidated Financial Statements. Assets and liabilities are translated into euros at the exchange rate on the respective balance sheet dates. Income and costs are translated into euros based on the average exchange rate for the corresponding period. The resulting translation adjustments are recorded directly in shareholders’ equity.

Derivative Financial Instruments
Derivative financial instruments
We use derivative financial instruments for the management of foreign currency risks and interest rate risks. We measure all derivative financial instruments based on fair values derived from market prices of the instruments. We adopt hedge accounting for hedges that are highly effective in offsetting the identified hedged risks taking into account required effectiveness criteria.
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and subsequently remeasured. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. We designate derivatives as one of the following:

•	A hedge of an exposure relating to changes in the fair value of a recognized asset or liability, that is attributable to a particular risk (fair value hedge).

•	A hedge of an exposure relating to the variability in the cash flows of a recognized asset or liability, or of a forecasted transaction, that is attributable to a particular risk (cash flow hedge).

•	A hedge of the foreign currency exposure relating to a net investment in a foreign operation (net investment hedge).
We document at the inception of the transaction the relationship between hedging instruments and hedged items, as well as our risk management objectives and strategy for undertaking various hedging transactions. We also document, both at hedge inception and on an ongoing basis, whether derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. The cash flows resulting from the derivative financial instruments are classified in the Consolidated Statements of Cash Flows according to the nature of the hedged item.
Fair value hedge
Changes in the fair value of a derivative financial instrument, that is designated and qualified as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in the Consolidated Statements of Operations.
Hedge accounting is discontinued when we revoke the hedging relationship, the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. The adjustment to the carrying amount of the hedged item arising from the hedged risk is amortized to the Consolidated Statements of Operations from that date.
Interest rate swaps that are being used to hedge the fair value of fixed loan coupons payable are designated as fair value hedges. The change in fair value is intended to offset the change in the fair value of the underlying fixed loan coupons, which is recorded accordingly. The gain or loss relating to the ineffective portion of interest rate swaps hedging fixed loan coupons payable is recognized in the Consolidated Statements of Operations as interest and other, net.
Cash flow hedge
Changes in the fair value of a derivative that is designated and qualified as a cash flow hedge are recorded in OCI, net of taxes, until the underlying hedged transaction is recognized in the Consolidated Statements of Operations. In the event that the underlying hedge transaction will not occur within the specified time period, the gain or loss on the related cash flow hedge is released from OCI and included in the Consolidated Statements of Operations, unless extenuating circumstances exist that are related to the nature of the forecasted transaction and are outside our control or influence and which cause the forecasted transaction to be probable of occurring on a date that is beyond the specified time period.
Foreign currency hedging instruments that are being used to hedge cash flows related to forecasted sales or purchase transactions in non-functional currencies are designated as cash flow hedges. The gain or loss relating to the ineffective portion of the foreign currency hedging instruments is recognized in the Consolidated Statements of Operations in net sales or cost of sales.
Interest rate swaps that are being used to hedge changes in the variability of future interest cash flows to certain of our operating lease obligations are designated as cash flow hedges. The changes in fair value of the derivatives are intended to offset changes in future interest cash flows of such operating lease obligations. The gain or loss relating to the ineffective portion of interest rate swaps hedging the variability of future interest cash flows is recognized in the Consolidated Statements of Operations as interest and other, net.
Net investment hedge
Foreign currency hedging instruments that are being used to hedge changes in the value of a net investment are designated as net investment hedges. Changes in the fair value of a derivative that is designated and qualifies as a net investment hedge are recorded in other comprehensive income. The gain or loss relating to the ineffective portion is recognized in the Consolidated Statements of Operations as interest and other, net. Gains and losses accumulated in OCI are recognized in the Consolidated Statements of Operations when the foreign operation is (partially) disposed or sold.

Cash and Cash Equivalents
Cash and cash equivalents
Cash and cash equivalents consist primarily of highly liquid investments, such as bank deposits, money market funds and interest-bearing bank accounts with insignificant interest rate risk and remaining maturities of 3 months or less at the date of acquisition.

Short-term Investments
Short-term investments
Investments with remaining maturities longer than 3 months and less than 1 year at the date of acquisition are presented as short-term investments. Gains and losses other than impairments, interest income and foreign exchange results, are recognized in OCI until the short-term investments are derecognized. Upon derecognition, the cumulative gain or loss recognized in OCI, is recognized in the Consolidated Statements of Operations.

Trade and Other Accounts Receivable, Policy [Policy Text Block]	Accounts receivable Accounts receivable are measured at fair value and are subsequently measured at amortized cost using the effective interest rate method, less allowance for doubtful debts.
Finance, Loan and Lease Receivables, Held-for-sale, Policy [Policy Text Block]
Finance receivable
Finance receivables consist of receivables in relation to sales-type leases. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, and current economic conditions that may affect a customer’s ability to pay.

Inventories
Inventories
Inventories are stated at the lower of cost (applying the first-in, first-out method) or net realizable value. Cost includes net prices paid for materials purchased, charges for freight and customs duties, production labor cost and factory overhead. Allowances are made for defect, obsolete or excess inventory.
Allowances for inventory are determined based on the expected demand which is derived from sales forecasts, technical obsolescence as well as the expected net realizable value of the inventory.

Equity Method Investments [Policy Text Block]
Equity method investments
Equity investments, through which we are able to exercise significant influence but do not control, are accounted for using the equity method and presented on our Consolidated Balance Sheets within equity method investments. The difference between the cost of our investment and our proportionate share of the carrying value of the equity method investments’ underlying net assets as of the acquisition date is the basis difference. The basis difference is allocated to the identifiable assets and liabilities based on their fair value as of the acquisition date (i.e., the date which we obtain significant influence), with the excess costs of the investment over our proportional fair value of the identifiable assets and liabilities being equity method goodwill.
Under the equity method, after initial recognition at cost, our equity method investments are adjusted for our proportionate share of the profit or loss and other comprehensive income of the equity method investments, recognized on a one-quarter time lag and presented within profit (loss) related to equity method investments. Our proportionate share of the profit or loss of the equity method investments is adjusted for any differences in accounting principles and policies, basis difference adjustments and intra-entity profits. Receipt of dividends reduces the equity method investments, which is presented as an operating cash flow based on the nature of the distributions.

Intangible Assets
Goodwill
Goodwill represents the excess of the costs of an acquisition over the fair value of the amounts assigned to assets acquired and liabilities incurred or assumed of the acquired subsidiary at the date of acquisition. Goodwill on acquisition of subsidiaries is allocated to reporting units for the purpose of impairment testing. The allocation is made to those reporting units that are expected to benefit from the business combination in which the goodwill arose. Goodwill is stated at cost less accumulated impairment losses.
Other intangible assets
Other intangible assets include brands, intellectual property, developed technology, customer relationships, and other. Other intangible assets are stated at cost, less accumulated amortization and accumulated impairment losses. Amortization is calculated using the straight-line method based on the estimated useful lives of the assets. The following table presents the estimated useful lives of our finite-lived other intangible assets:

Category	Estimated useful life

Brands	20 years
Intellectual property	3 - 10 years
Developed technology	6 - 15 years
Customer relationships	8 - 18 years
Other	2 - 6 years

Property, Plant and Equipment
Property, plant and equipment
Property, plant and equipment are stated at cost, less accumulated depreciation and accumulated impairment losses. Costs of assets manufactured by ASML include direct manufacturing costs, production overhead and interest costs incurred for qualifying assets during the construction period. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets. In the case of leasehold improvements, the estimated useful lives of the related assets do not exceed the remaining term of the corresponding leases.
The following table presents the estimated useful lives of our property, plant and equipment:

Category	Estimated useful life

Buildings and constructions	5 - 45 years
Machinery and equipment	1 - 5 years
Leasehold improvements	1 - 10 years
Furniture, fixtures and other equipment	3 - 5 years

Land is not depreciated.

Evaluation of Long-lived Assets for Impairment
Evaluation of long-lived assets for impairment
Long-lived assets include equity method investments, goodwill, other intangible assets and property, plant and equipment.
Our equity method investments are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the equity method investments may not be recoverable. We remeasure our equity method investments at fair value when they are deemed to be other-than-temporarily impaired.
Goodwill is tested for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant portion of a reporting unit. To determine whether it is necessary to perform the quantitative goodwill impairment test, we first assess qualitative factors. If we determine that it is more likely than not (a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount (including goodwill), the quantitative goodwill impairment test is performed. The recoverability of goodwill is tested by comparing the carrying amount of the reporting unit including goodwill with the fair value of the reporting unit. If the carrying amount of the reporting unit is higher than the fair value of the reporting unit, an impairment loss shall be recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.
Finite-lived other intangible assets and property, plant and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. An impairment loss is recognized only if the carrying amount of finite-lived other intangible assets or property, plant and equipment is not recoverable and exceeds its fair value. The carrying amount is not recoverable if it exceeds the sum of the (un)discounted forecasted cash flows resulting from the use and eventual disposition of such asset. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value.
In determining the fair value of long-lived assets, we make estimates about future cash flows. These estimates are based on our strategic plan updated with the latest available projections of the semiconductor industry and our income and cost expectations, which are consistent with the plans and estimates that we use to manage our business. We also make estimates and assumptions concerning our WACC. It is possible that actual results may differ from our plans, estimates and assumptions. Future adverse changes in market conditions may also require impairment of certain long-lived assets, which could have a material adverse effect on our financial condition and results of operations.

High-NA agreement, policy [Table Text Block]
High NA agreement with Carl Zeiss SMT GmbH
On November 3, 2016 we agreed with Carl Zeiss SMT GmbH to support their R&D costs, capital expenditures and other supply chain investments, in respect of High NA, beginning in 2016.
R&D and supply chain support costs are capitalized for 24.9 percent of this funding because it directly benefits us through our investment in Carl Zeiss SMT Holding GmbH & Co. KG. The amount capitalized is presented within equity method investments. The remainder of this support relating to supply chain support costs is charged to the cost of sales as incurred, the part related to R&D costs is charged to the operating expenses as incurred.
The support provided related to capital expenditures consists of tooling and facilities. Funding provided for facilities is accounted for in property, plant & equipment as we are considered the accounting owner during the construction period. The support provided for tooling is determined to be a capital lease. Support provided for tooling prior to the asset being put into use is recorded in other assets and transferred into property, plant & equipment when put into use.

Revenue Recognition
Revenue From Contracts With Customers
We measure revenue based on the consideration specified in the contracts with our customers, adjusted for any significant financing components, and excluding any tax amounts collected on behalf of third parties. We recognize revenue when we satisfy a performance obligation by transferring control over a good or service to our customer. Taxes assessed by a governmental authority that are imposed on a specific revenue-producing transaction, that are collected by us from our customers, are excluded from revenue.
We bill our customers for, and recognize as net sales, any charges for shipping and handling costs. The related costs are recognized as cost of sales. For certain contracts and constructive obligations resulting from these arrangements, for which a loss is evident, we recognize the anticipated loss to the extent the costs of completing these contracts and constructive obligations exceed the amount of the contract price. When we satisfy these obligations, we utilize the related liability.
We generate revenue from the sale of integrated patterning solutions for the semiconductor industry, which mainly consist of systems, system related options and upgrades, other holistic lithography solutions and customer services. The main portion of our net sales is derived from contractual arrangements with our customers that have multiple deliverables (performance obligations), which mainly include the sale of our systems, system related options, installation, training and extended and enhanced (optic) warranty.
The main portion of our system sales results from volume purchase agreements, in which we offer customers discounts in the normal course of sales negotiations. As part of these volume purchases agreements, we may also offer free goods or services and credits that can be used towards future purchases. Occasionally, systems, with the related extended and enhanced (optic) warranties, installation and training services, are ordered individually. Our system sales agreements do not include a general right of return.
For bundled packages, we account for individual goods and services, including the free or discounted goods or services, separately if they are distinct - i.e. if a product or service is separately identifiable from other items in the bundled package and if a customer can benefit from it on its own or with other resources that are readily available to the customer. The consideration paid for our performance obligations is typically fixed, unless specifically noted in the nature of the performance obligations. At times the total consideration of the contract can be dependent on the final volume of systems ordered by the customer. Payment is typically due 15-45 days after shipment or completion of the service unless described otherwise. The total consideration of the contract is allocated between all distinct performance obligations in the contract based on their stand-alone selling prices. The stand-alone selling prices are determined based on other stand-alone sales that are directly observable, when possible. However, for the majority of our performance obligations these are not available. If no directly observable evidence is available, the stand-alone selling price is estimated using the adjusted market assessment approach. These estimates are considered significant judgments.
Variable consideration is estimated at contract inception for each performance obligation, and subsequently updated each quarter, using either the expected value method or most likely amount method, whichever is determined to best predict the consideration to be collected from the customer. Variable consideration is only included in the transaction price if it is considered probable that a significant revenue reversal will not occur.
In certain scenarios when entering into a volume purchase agreement, free goods or services are provided directly or through a voucher that can be used on future contracts. Consideration from the contract will be allocated to these performance obligations and revenue recognized when control transfers based on the nature of the goods or service provided.
Options to buy goods or services in addition to the purchase commitment are assessed to determine if they provide a material right to the customer that they would not have received if they had not entered into this contract. Each option to buy additional goods or services provided at a discount from the stand-alone selling price is considered a material right. The discount offered from the stand-alone selling price will be allocated from the consideration of the other goods and services in the contract if it is determined the customer will exercise the option to buy, adjusted for the likelihood. Revenue will be recognized in line with the nature of the related goods or services. If it is subsequently determined the customer will not exercise the option to buy, or the option expires, revenue will be recognized.
Occasionally we may enter into a bill-and-hold transaction where we invoice a customer for a system that is ready for delivery but not shipped to the customer until a later date, based on customer’s request. Transfer of control is determined to have occurred only when there is a substantive reason for the arrangement, the system is separately identified as belonging to the customer, the good has been accepted by the customer and is ready for delivery, and we do not have the ability to direct the use of the system.

Goods or services	Nature, timing of satisfying the performance obligations, and significant payment terms

New systems (established technologies)
New systems sales include i-line, KrF, ArF, ArFi and EUV related systems, along with the related factory options ordered with the base system, as well as metrology and inspection systems. Prior to shipment, the majority of our systems undergo a Factory Acceptance Test (FAT) in our cleanroom facilities, effectively replicating the operating conditions that will be present on the customer’s site, in order to verify whether the system meets its standard specifications and any additional technical and performance criteria agreed with the customer. A system is shipped only after all contractual specifications are met or discrepancies from agreed upon specifications are waived and customer signoff is received for delivery. Each system’s performance is re-tested through a Site Acceptance Test (SAT) after installation at the customer site. We have never failed to successfully complete installation of a system at a customer’s premises; therefore, acceptance at FAT is considered to be proven for established technologies with a history of successful customer acceptances at SAT (equal or better than FAT).

Transfer of control of a system undergoing FAT, and recognition of revenue related to this system, will occur upon delivery of the system, depending on the Incoterms.
Transfer of control of a system not undergoing a FAT, and recognition of revenue related to this system, will occur upon customer acceptance of the system at SAT.

Used systems
We have no significant repurchase commitments in our general sales terms and conditions, however from time to time we repurchase systems that we have manufactured and sold and, following refurbishment, will resell to other customers. This repurchase decision is mainly driven by market demand expressed by other customers and less frequently by explicit or implicit contractual arrangements relating to the initial sale. We consider reasonable offers from any vendor, including customers, to repurchase used systems that we can refurbish, resell, and install as part of our normal business operations.

Transfer of control of the systems, and related revenue recognition, will occur either upon delivery of the system to the carrier or upon arrival of the system to the customer’s loading dock, depending on the Incoterms and if a FAT was performed prior to shipment. If no FAT was performed, then transfer of control will be upon customer acceptance at SAT. If a FAT was performed, then transfer of control will be upon customer acceptance at FAT, refer to "New systems (established technologies)".

Field upgrades and options (system enhancements)
Field upgrades and options mainly relate to goods and services that are delivered for systems already installed in the customer factories. Certain upgrades require significant installation efforts, enhancing an asset the customer controls, therefore resulting in transfer of control over the period of installation, measured using the cost incurred method which is estimated using labor hours, as this best depicts the satisfaction of our obligation in transferring control. The options and other upgrades that do not require significant installation effort transfer control upon delivery, depending on the Incoterms.

As long as we are not able to make a reliable estimate of the total efforts needed to complete the upgrade, we only recognize revenue to cover costs incurred. Margin will be realized at the earlier of us being able to make a reliable estimate or completion of the upgrade.

New product introduction
New product introductions are typically newly developed options to be used within our systems. Transfer of control and revenue recognition for new product introductions occurs upon customer acceptance (generally at SAT). Once there is an established history of successful installation and customer acceptance, revenue will be recognized consistent with other systems and goods after transfer of control.

Installation
Installation is provided within the selling price of a system. Installation is considered to be distinct as it does not significantly modify the system being purchased and the customer or a third party could be capable of performing the installation themselves if desired. Transfer of control takes place over the period of installation from delivery through SAT, measured on a straight-line basis, as our performance is satisfied evenly over this period of time.

As long as we are not able to make a reliable estimate of the total efforts needed to complete the installation, we only recognize revenue to cover costs incurred. Margin will be realized at the earlier of us being able to make a reliable estimate or installation completion.

Warranties
We provide standard warranty coverage on our systems for 12 months, providing labor and non-consumable parts necessary to repair our systems during these warranty periods. These standard warranties cannot be purchased and do not provide a service in addition to the general assurance the system will perform as promised. As a result, no revenue is allocated to these standard warranties.

Both the extended and enhanced (optic) warranties on our systems are accounted for as a separate performance obligation, with transfer of control taking place over the warranty period, measured on a straight-line basis, as this is a stand-ready obligation.

Time-based licenses and related service
Time-based licenses relate to software licenses and the related service which are sold for a period of time. The licenses and the related service are not considered to be individually distinct and the transfer of control takes place over the license term, measured on a straight-line basis, as our performance is satisfied evenly over this period of time. Payments are made in installments throughout the license term.

Goods or services	Nature, timing of satisfying the performance obligations, and significant payment terms
Application projects
Application projects are node transition and consulting projects which at times may be provided as free service within a volume purchase agreement. Measuring satisfaction of this performance obligation is performed through an input method based on the labor hours expended relative to the estimated total labor hours as this best depicts the transfer of control of these kind of services.

As long as we are not able to make a reliable estimate of the total efforts needed to complete these kind of projects, we only recognize revenue to cover costs incurred. Margin will be realized at the earlier of us being able to make a reliable estimate or project completion.

Service contracts
Service contracts are entered into with our customers to support our systems used in their ongoing operations during the systems lifecycle, typically in the form of full-service agreements, limited manpower agreements, other labor agreements, parts availability or parts usage agreements. These services are typically for a specified period of time. Control transfers over this period of time, measured on a straight-line basis, as these are stand-ready obligations, with an exception for the labor hour pool service contracts for which we recognize revenue in line with invoicing, using the practical expedient in ASC 606-10-55-18. Invoicing is typically performed monthly or quarterly throughout the service period, typically payable within 15-45 days.

Billable parts and labor
Billable labor represents maintenance services to our systems installed in the customer’s factories while in operation, through purchase orders from our customer. Control over these services is transferred to the customer upon receipt of customer sign-off.

Billable parts represent spare parts including optical components relating to our systems installed in the customer’s factories while in operation, through purchase orders from our customer.
Billable parts can be:
• Sold as direct spare parts, for which control transfers upon the relevant Incoterms; or
• Sold as part of maintenance services, for which control transfers upon receipt of customer sign-off.

Field projects (relocations)
Field projects represent mainly relocation services. Measuring satisfaction of this performance obligation is performed through an input method based on the labor hours expended relative to the estimated total labor hours as this best depicts the transfer of control of our service.

OnPulse Maintenance
OnPulse maintenance services are provided over a specified period of time on our light source systems. Payment is determined by the amount of pulses counted from each light source system, which is variable. Invoicing is monthly based on the pulses counted. Revenue is recognized in line with invoicing using the practical expedient in ASC 606-10-55-18.

Lease Arrangements
Lease arrangements - Lessee
We determine if an arrangement is a lease at inception. Determining whether a contract contains a lease requires judgment. In general, arrangements are considered to be a lease when all of the following apply:

•	It conveys the right to control the use of an identified asset for a period of time in exchange for consideration;

•	We have substantially all economic benefits from the use of the asset; and

•	We can direct the use of the identified asset.
Each lease arrangement we enter into is classified as either a finance lease or an operating lease, which is determined at lease commencement or at the modification of the lease arrangement and based upon the terms of each lease.
Lease assets and lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. The right-of-use asset includes all lease payments made and initial direct costs incurred. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option.
For operating leases the lease expense for minimum lease payments is recognized on a straight-line basis over the lease term. For finance leases each lease payment is allocated between the liability and finance cost. The finance cost is charged to the Consolidated Statements of Operations over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The finance lease asset is depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis.
We have lease agreements with lease and non-lease components, which are generally accounted for as a single lease component. For certain equipment and for leased warehouses we account for the lease and non-lease components separately. For warehouse leases the allocation of the consideration between lease and non-lease components is based on the relative stand-alone prices of lease components included in the lease contracts. Additionally, for car leases, we apply a portfolio approach to effectively account for the operating lease right-of-use assets and liabilities.
Operating leases are included in right-of-use assets and in accrued and other liabilities. Finance leases are included in property, plant and equipment and long-term debt.

Lessor, Leases [Policy Text Block]
Lease Arrangements - Lessor
We classify a lease as a sales-type when the lease meets any of the following criteria at lease commencement:

•	The lease transfers ownership of the underlying asset to the lessee by the end of the lease term;

•	The lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise;

•
The lease term is for the major part of the remaining economic life of the underlying asset. However, if the commencement date falls at or near the end of the economic life of the underlying asset, this criterion shall not be used for purposes of classifying the lease;

•
The present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already reflected in the lease payments equals or exceeds substantially all of the fair value of the underlying asset; or

•	The underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term.
Revenue is recognized at commencement of the lease term of a sales-type lease. The present value of the lease payments is recognized as a finance receivable. The difference between the gross receivable and the present value of the receivable is unearned interest, which is recognized over time in the Consolidated Statements of Operations.
A lease is classified as an operating lease if the lease classification criteria (as described above) are not met. If we have offered our customers an operating lease arrangement, the contract consideration is recognized in the Consolidated Statements of Operations on a straight-line basis over the period of the lease.
Sales-type leases
Leases where substantially all the risks and rewards incidental to ownership of an asset are transferred to the lessee are classified as sales-type lease arrangements. If we have offered the customer a sales-type lease arrangement, revenue is recognized at commencement of the lease term. The difference between the gross finance receivable and the present value of the minimum lease payments is initially recognized as unearned interest and presented as a deduction to the gross finance receivable. Interest income is recognized in the Consolidated Statement of Operations over the term of the lease contract using the effective interest method.
Operating leases
Leases whereby all the risks and rewards incidental to ownership are not transferred to the lessee are classified as operating lease arrangements. If we have offered the customer an operating lease arrangement, the system is included in property, plant and equipment upon commencement of the lease. Revenue from operating lease arrangements is recognized in the Consolidated Statement of Operations on a straight-line basis over the term of the lease contract.

Warranty
Warranty
We provide standard warranty coverage on our systems for 12 months and on certain optic parts for 60 months, providing labor and parts necessary to repair systems during the warranty period. The estimated warranty costs are accounted for by accruing these costs for each system upon recognition of the system sale. The estimated warranty costs are based on historical product performance and service records. We calculate the charge of average service hours and parts per system to determine the estimated warranty costs. On an annual basis, we assess, and update if necessary, our accounting estimates used to calculate the costs of the standard warranty coverage.

Customer Co-Investment Program
Customer Co-Investment Program
In connection with the CCIP, we entered into investment agreements, shareholders agreements, NRE Funding Agreements and a commercial agreement with Participating Customers.
The investment agreements, shareholder agreements, NRE Funding Agreements and commercial agreement are accounted for as a multiple-element arrangement with each of the Participating Customers. The following two separate elements are identified: (1) the share issuance (governed by the investment agreements and the shareholder agreements) and (2) the NRE funding and commercial discounts and credits (governed by the NRE Funding Agreements and the commercial agreement with Intel).
The shares issued to the Participating Customers were recorded at fair value based on quoted share prices (EUR 3,977.4 million) with the remaining aggregate arrangement consideration allocated to the NRE funding and commercial discounts and credits. The difference between the fair value of the shares at the time of issuance and the subscription price of the shares (EUR 39.91) was recorded as a deduction from shareholders’ equity upon issuance of the shares (EUR 123.4 million). Shareholders’ equity is increased to the fair value of the shares as the portion of the NRE funding allocable to the shares is received over the NRE funding period (2013-2017).
A significant related party relationship existed between ASML and Intel as a result of the equity investment made by Intel as part of the CCIP. Based on the commercial discounts and credits (governed by the commercial agreement with Intel) and the significant related party relationship that existed up to July 2, 2017, all NRE funding from Intel was deferred and recognized in the Consolidated Statements of Operations only when the commercial discounts and credits are earned.

Cost of Sales
Cost of sales
Cost of system and field option sales comprise direct product costs such as materials, labor, cost of warranty, depreciation, amortization, shipping and handling costs and related overhead costs.
Costs of service sales comprise direct service costs such as materials, labor, depreciation and overhead costs.

Other Income
The portion of the NRE funding from TSMC and Samsung not allocable to the shares issued to those Participating Customers under the CCIP was recognized in other income when the R&D costs relating to lithography projects were recognized over the NRE funding period (2013-2017).

R&D Costs and Credits
Research and development costs and credits
Costs relating to R&D are charged to operating expenses as incurred. ASML receives subsidies and other grants from several Dutch and international (inter-)governmental institutes (‘government grants’). These government grants that cover R&D costs relating to approved projects are recorded as R&D credits in the R&D costs in the Consolidated Statements of Operations.
Government grants are not recognized until there is reasonable assurance that ASML will comply with the conditions and that the grants will be received.
Government grants that are received as compensation for expenses or losses already incurred, or for the purpose of giving immediate financial support to ASML with no future related costs, are recognized in the Consolidated Statements of Operations in the period in which they become receivable.

Share-based Payments
Share-based payments
Compensation expenses in relation to share-based payments are recognized based upon the grant-date fair value of stock options and shares. The grant-date fair value of stock options is estimated using a Black-Scholes option valuation model. This Black-Scholes model requires the use of assumptions, including expected share price volatility, the estimated life of each award and the estimated dividend yield. The risk-free interest rate used in the model is determined, based on an index populated with euro-denominated European government agency bond with high credit ratings and with a life equal to the expected life of the equity-settled share-based payments. The grant-date fair value of shares is determined based on the closing price of our shares listed at Euronext Amsterdam on the grant-date.
The grant-date fair value of the equity-settled share-based payments is, based on the terms and conditions, expensed over the vesting period, based on our estimate of equity instruments that will eventually vest. At each balance sheet date, we revise our estimate of the number of equity instruments expected to vest. The impact of the revision of the original estimates, if any, is recognized in the Consolidated Statements of Operations in the period in which the revision is determined, with a corresponding adjustment to shareholders’ equity.

Income Taxes
Income taxes
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of incurred net operating losses and for tax consequences attributable to differences between the balance sheet carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the differences. Tax expense includes current taxes on profit as well as actual or potential withholding taxes on current and expected income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date.
We recognize liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50 percent likely of being realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our provision for income taxes, and adjust the income tax provision, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.

Contingencies and Litigation
Contingencies and litigation
In connection with proceedings and claims, our management evaluates, based on the relevant facts and legal principles, the likelihood of an unfavorable outcome and whether the amount of the loss can be reasonably estimated. In most cases, management determined that either a loss was not probable or was not reasonably estimable. Significant subjective judgments were required in these evaluations, including judgments regarding the validity of asserted claims and the likely outcome of legal and administrative proceedings. The outcome of these proceedings, however, is subject to a number of factors beyond our control, most notably the uncertainty associated with predicting decisions by courts and administrative agencies. In addition, estimates of the potential costs associated with legal and administrative proceedings frequently cannot be subjected to any sensitivity analysis, as damage estimates or settlement offers by claimants may bear little or no relation to the eventual outcome. Finally, in any particular proceeding, we may agree to settle or to terminate a claim or proceeding in which we believe that it would ultimately prevail where we believe that doing so, when taken together with other relevant commercial considerations, is more effective than engaging in an expensive and protracted litigation, the outcome of which is uncertain.
We accrue for legal costs related to litigation in our Consolidated Statements of Operations at the time when the related legal services are actually provided to us.

Net Income per Ordinary Share
Net income per ordinary share
Basic net income per ordinary share is calculated by dividing net income by the weighted average number of ordinary shares outstanding for that period. The dilutive effect is calculated using the treasury stock method. Excluded from the diluted weighted average number of shares outstanding calculation are cumulative preference shares contingently issuable to the preference share foundation, since they represent a different class of stock than the ordinary shares.
The basic and diluted net income per ordinary share has been calculated as follows:

Year ended December 31	2016[1]	2017[1]	2018
(in millions, except per share data)	EUR	EUR	EUR

Net income	1,557.8	2,066.7	2,591.6

Weighted average number of shares outstanding	425.6	429.8	424.9
Basic net income per ordinary share	3.66	4.81	6.10

Weighted average number of shares outstanding	425.6	429.8	424.9
Plus shares applicable to
Options and conditional shares	2.1	1.8	1.5

Dilutive potential ordinary shares	2.1	1.8	1.5

Diluted weighted average number of shares	427.7	431.6	426.4
Diluted net income per ordinary share [2]	3.64	4.79	6.08

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.
The calculation of diluted net income per ordinary share assumes the exercise of options issued under our stock option plans and the issuance of shares under our share plans for periods in which exercises or issuances would have a dilutive effect. The calculation of diluted net income per ordinary share does not assume exercise of options when exercise would be anti-dilutive.

Comprehensive Income
Comprehensive income
Comprehensive income consists of net income and OCI, including unrealized gains and losses on financial instruments, derivative financial instruments designated for cash flow hedge accounting, net of taxes, and unrealized gains and losses on foreign currency translation and effective portion of hedges on net investments, net of taxes. OCI also contains gains and losses that are not included in net income (loss) related to the proportionate share of other comprehensive income from equity method investments.

New Accounting Pronouncements and Changes in Accounting Principles [Text Block]
Adoption of ASC 606 "Revenue from Contracts with Customers"
In March 2014, the FASB issued ASU No. 2014-9 "Revenue From Contracts With Customers". The standard is a joint project of the FASB and the IASB, to clarify the principles for recognizing revenue and to develop a common revenue standard for US GAAP and IFRS that would:

•	Remove inconsistencies and weaknesses in previous revenue requirements;

•	Provide a more robust framework for addressing revenue issues;

•	Improve comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets;

•	Provide more useful information to users of financial statements through improved disclosure requirements; and

•	Simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer.
We have closely assessed the impact of adopting ASC 606 on our Consolidated Financial Statements by assessing all contracts that have an impact on net system sales and net service and field option sales over 2017 and 2016. We have finalized our assessment of all contracts based on which we have adopted ASC 606 "Revenue from Contracts with Customers" with a date of the initial application of January 1, 2018. We have selected full retrospective adoption and therefore have restated all years presented in our Consolidated Financial Statements upon adoption. As a result, we have changed our accounting policy for revenue recognition as detailed below.
We applied ASC 606 for the years ended December 31, 2016 and 2017 retrospectively using the practical expedients in paragraph ASC 606-10-65-1(f), under which we:

•	Do not restate contracts that begin and are completed in the same annual or semi-annual reporting period;

•	Used the transaction price at the date the contract was completed rather than estimating variable consideration amounts in the comparative reporting periods;

•
Do not disclose the amount of consideration allocated to the remaining performance obligations or an explanation of when we expect to recognize that amount as revenue for all reporting periods presented before the date of the initial application - i.e. January 1, 2018; and

•
Reflect the aggregate effect of all modifications that occurred before January 1, 2016 when identifying the performance obligations, determining the transaction price and allocating the transaction price to the satisfied and unsatisfied performance obligations.

Applying these practical expedients does not have a significant impact on our adjusted annual financial results as the impact is limited to certain shifts of revenue recognition between periods due to not using the hindsight allowed by these practical expedients.
The details of the significant changes and quantitative impact of the changes are disclosed below:

A.	Allocation of consideration based on stand-alone selling price
We changed from allocating the consideration of a contract to the elements of the contract using the relative selling price determined through VSOE or BESP in accordance with ASC 605 to allocating the consideration of a contract based on stand-alone selling prices determined using the adjusted market assessment approach in accordance with ASC 606. As a result, we consider customer discounts and credits, within volume purchase agreements, a reduction of the transaction price. Consequently, we allocate these customer discounts and credits ratably to the performance obligations based on the stand-alone selling prices.
As we have very limited sales on a stand-alone basis we have to make estimates to determine our stand-alone selling prices. For this we selected the adjusted market assessment approach. This estimate requires our judgment as we mainly enter into bundled arrangements and we sell specialized goods and services. Furthermore, we have no insight into the stand-alone selling prices of our competitors for comparable products and services. Therefore, we considered our pricing policies and practices, which are based on the value we provide to our customers. Our internal pricing policies result in a list price, which is for the majority of products only determined and set when the products or services are introduced. We conclude that these list prices generally do not reflect the stand-alone selling prices over the lifetime of the related product or services.
To determine the stand-alone selling prices for our products and services we used data of bundled arrangements over the last one to three years and derived the price for which each system model would be sold, on a stand-alone basis, from this data. We used the same relative step-down from the list price for options and services that are sold together with the system. For other services we used list prices, as these contracts typically have duration of one year and prices are updated periodically. For options that are not sold as part of a system for systems already installed at the customer, we used the contract data over the last three years and derived the price for which these options would be sold, on a stand-alone basis, from this data.

B.	Field upgrades
Transfer of control of field upgrades and options, that require significant installation efforts, was previously upon customer acceptance of the upgraded system. The new over-time revenue recognition requirement, in ASC 606-10-25-27 regarding performance that enhances an asset the customer controls, results in revenue for these field upgrades and options to be recognized over time during the period of installation.

C.	Installation
Installation revenue was previously recognized upon completion and customer acceptance. It has been determined, in accordance with ASC 606-10-25-27, that the customer simultaneously consumes and receives the benefits provided by the performance of the installation. As a result, transfer of control takes place over the period of installation from delivery through customer acceptance, measured on a straight-line basis, as our performance is satisfied evenly over this period of time.

D.	Applications projects and Field projects (relocations)
Applications and Field project revenue was previously recognized upon completion and customer acceptance. It has been determined, in accordance with ASC 606-10-25-27, that the customer simultaneously consumes and receives the benefits provided by the performance of our services. As a result, the transfer of control occurs throughout the service period.

E.	Bill-and-hold transactions
Previously, in order to recognize revenue for a bill-and-hold transaction, we required a fixed schedule of delivery, as well as the buyer must have had a substantial business purpose for requesting the bill-and-hold transaction, in combination with the other requirements of SAB Topic 13. In accordance with ASC 606-10-55-83, we no longer require a fixed scheduled delivery and a customer’s explicit request.

F.	Options to buy as a material right
Options to buy goods or services, in addition to the purchase commitment, were previously not assessed as a separate element. These options are now assessed in order to determine if they provide a material right to the customer they would not have received if they had not entered into the contract. Each option to buy additional goods or services provided at a discount from the stand-alone selling price is considered a material right and will be recognized as revenues in accordance with ASC 606-10-55-42.

G.	Contract assets and liabilities
The contract assets primarily relate to our rights to a consideration for goods or services delivered but not invoiced at the reporting date. The contract assets are transferred to receivables when invoiced and the rights become unconditional. The contract liabilities primarily relate to down payments, received on systems to be delivered, as well as deferred revenue from system shipments, based on the allocation of the consideration to the related performance obligations in the contract. This balance mainly consists of extended warranties, installation and other free goods or services provided as part of a volume purchase agreement.
The majority of our customer contracts contain both asset and liability positions. At the end of each reporting period, these positions are netted on a contract basis and presented as either an asset or a liability in the financial statements. Consequently, a contract balance can change between periods from a net contract asset balance to a net contract liability balance on the balance sheet.
The following tables summarize the impacts of the adoption of ASC 606 on our Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2017:

Consolidated Statements of Operations
Year ended December 31, 2017	As previously reported	Adoption of ASC 606	As adjusted
(in millions, except per share data)	EUR	EUR	EUR

Net system sales	6,373.7	50.7	6,424.4
Net service and field option sales	2,679.1	(140.8)	2,538.3
Total net sales	9,052.8	(90.1)	8,962.7

Cost of system sales	(3,459.0)	19.1	(3,439.9)
Cost of service and field option sales	(1,517.1)	14.5	(1,502.6)
Total cost of sales	(4,976.1)	33.6	(4,942.5)

Gross profit	4,076.7	(56.5)	4,020.2

Other income	95.8	—	95.8
Research and development costs	(1,259.7)	—	(1,259.7)
Selling, general and administrative costs	(416.6)	—	(416.6)
Income from operations	2,496.2	(56.5)	2,439.7

Interest and other, net	(50.3)	—	(50.3)
Income before income taxes	2,445.9	(56.5)	2,389.4

Provision for income taxes	(310.7)	4.7	(306.0)
Income after income taxes	2,135.2	(51.8)	2,083.4

Profit (loss) related to equity method investments	(16.7)	—	(16.7)
Net income	2,118.5	(51.8)	2,066.7

Basic net income per ordinary share	4.93		4.81
Diluted net income per ordinary share	4.91		4.79
Number of ordinary shares used in computing per share amounts
Basic	429.8		429.8
Diluted	431.6		431.6

Consolidated Statements of Comprehensive Income
Year ended December 31, 2017	As previously reported	Adoption of ASC 606	As adjusted
(in millions)	EUR	EUR	EUR

Net income	2,118.5	(51.8)	2,066.7

Other comprehensive income:

Proportionate share of other comprehensive income from equity method investments	(1.0)	—	(1.0)

Foreign currency translation, net of taxes:
Gain (loss) on foreign currency translation and effective portion of hedges on net investments	(329.0)	—	(329.0)
Financial instruments, net of taxes:
Gain (loss) on derivative financial instruments	(16.6)	—	(16.6)
Transfers to net income	(3.1)	—	(3.1)
Other comprehensive income, net of taxes	(349.7)	—	(349.7)

Total comprehensive income, net of taxes	1,768.8	(51.8)	1,717.0
Attributable to equity holders	1,768.8	(51.8)	1,717.0

The following table summarizes the impacts of the adoption of ASC 606 on our Consolidated Balance Sheets as of December 31, 2017:

Consolidated Balance Sheets
As of December 31, 2017	As previously reported	Adoption of ASC 606	As adjusted
(in millions, except share and per share data)	EUR	EUR	EUR

Assets
Cash and cash equivalents	2,259.0	—	2,259.0
Short-term investments	1,029.3	—	1,029.3
Accounts receivable, net	1,772.3	(32.0)	1,740.3
Finance receivables, net	59.1	—	59.1
Current tax assets	61.6	—	61.6
Contract assets	—	270.4	270.4
Inventories, net	2,958.4	(2.8)	2,955.6
Other assets	867.3	(356.8)	510.5
Total current assets	9,007.0	(121.2)	8,885.8

Finance receivables, net	264.9	—	264.9
Deferred tax assets	31.7	—	31.7
Other assets	602.7	—	602.7
Equity method investments	982.2	—	982.2
Goodwill	4,541.1	—	4,541.1
Other intangible assets, net	1,166.0	—	1,166.0
Property, plant and equipment, net	1,600.8	—	1,600.8
Right-of-use assets	—	—	—
Total non-current assets	9,189.4	—	9,189.4

Total assets	18,196.4	(121.2)	18,075.2

Liabilities and shareholders’ equity
Accounts payable	837.3	—	837.3
Accrued and other liabilities	2,327.4	(1,734.6)	592.8
Current tax liabilities	152.0	—	152.0
Current portion of long-term debt	25.2	—	25.2
Contract liabilities	—	1,530.0	1,530.0
Total current liabilities	3,341.9	(204.6)	3,137.3

Long-term debt	3,000.1	—	3,000.1
Deferred and other tax liabilities	327.9	13.2	341.1
Contract liabilities	—	622.0	622.0
Accrued and other liabilities	850.3	(652.0)	198.3
Total non-current liabilities	4,178.3	(16.8)	4,161.5

Total liabilities	7,520.2	(221.4)	7,298.8

Issued and outstanding shares	38.8	—	38.8
Share premium	3,732.5	—	3,732.5
Treasury shares at cost	(557.9)	—	(557.9)
Retained earnings	5,092.8	152.0	5,244.8
Earnings current year	2,118.5	(51.8)	2,066.7
Accumulated other comprehensive income	251.5	—	251.5
Total shareholders’ equity	10,676.2	100.2	10,776.4

Total liabilities and shareholders’ equity	18,196.4	(121.2)	18,075.2

The following tables summarize the impacts of the adoption of ASC 606 on our Consolidated Statements of Cash Flows for the for the year ended December 31, 2017:

Consolidated Statements of Cash Flows
Year ended December 31, 2017	As previously reported	Adoption of ASC 606	As adjusted
(in millions)	EUR	EUR	EUR

Cash Flows from Operating Activities
Net income	2,118.5	(51.8)	2,066.7
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	417.5	—	417.5
Impairment	9.0	—	9.0
Loss on disposal of property, plant and equipment	2.8	—	2.8
Share-based payments	53.1	—	53.1
Allowance for doubtful receivables	7.8	—	7.8
Allowance for obsolete inventory	120.1	—	120.1
Deferred income taxes	(7.6)	(0.8)	(8.4)
Equity method investments, net of income taxes	16.7	—	16.7
Changes in assets and liabilities:
Accounts receivable	(1,142.4)	6.0	(1,136.4)
Finance receivables	224.8	(61.3)	163.5
Inventories	(237.8)	(46.3)	(284.1)
Other assets	(389.8)	294.0	(95.8)
Accrued and other liabilities	491.2	(400.3)	90.9
Accounts payable	266.5	—	266.5
Current tax assets and liabilities	(151.8)	—	(151.8)
Contract assets and liabilities	—	260.5	260.5
Net cash provided by operating activities	1,798.6	—	1,798.6
Cash Flows from Investing Activities
Purchase of property, plant and equipment	(338.9)	—	(338.9)
Purchase of intangible assets	(19.1)	—	(19.1)
Purchase of short-term investments	(1,129.3)	—	(1,129.3)
Maturity of short-term investments	1,250.0	—	1,250.0
Cash from (used for) derivative financial instruments	27.0	—	27.0
Loans issued and other investments	(0.6)	—	(0.6)
Repayment on loans	1.6	—	1.6
Acquisition of equity method investments	(1,019.7)	—	(1,019.7)
Dividend income from equity method investments	19.7	—	19.7
Acquisition of subsidiaries (net of cash acquired)	—	—	—
Net cash used in investing activities	(1,209.3)	—	(1,209.3)
Cash Flows from Financing Activities
Dividend paid	(516.7)	—	(516.7)
Purchase of treasury shares	(500.0)	—	(500.0)
Net proceeds from issuance of shares	50.6	—	50.6
Net proceeds from issuance of notes	—	—	—
Repayment of debt	(243.0)	—	(243.0)
Tax benefit (deficit) from share-based payments	—	—	—
Net cash used in financing activities	(1,209.1)	—	(1,209.1)
Net cash flows	(619.8)	—	(619.8)
Effect of changes in exchange rates on cash	(28.1)	—	(28.1)
Net increase (decrease) in cash and cash equivalents	(647.9)	—	(647.9)
Cash and cash equivalents at beginning of the year	2,906.9	—	2,906.9
Cash and cash equivalents at end of the year	2,259.0	—	2,259.0

The following tables summarize the impacts of the adoption of ASC 606 on our Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2016:

Consolidated Statements of Operations
Year ended December 31, 2016	As previously reported	Adoption of ASC 606	As adjusted
(in millions, except per share data)	EUR	EUR	EUR

Net system sales	4,672.0	46.9	4,718.9
Net service and field option sales	2,122.8	33.4	2,156.2
Total net sales	6,794.8	80.3	6,875.1

Cost of system sales	(2,468.2)	44.3	(2,423.9)
Cost of service and field option sales	(1,282.1)	(23.8)	(1,305.9)
Total cost of sales	(3,750.3)	20.5	(3,729.8)

Gross profit	3,044.5	100.8	3,145.3

Other income	93.8	—	93.8
Research and development costs	(1,105.8)	—	(1,105.8)
Selling, general and administrative costs	(374.8)	—	(374.8)
Income from operations	1,657.7	100.8	1,758.5

Interest and other, net	33.7	—	33.7
Income before income taxes	1,691.4	100.8	1,792.2

Provision for income taxes	(219.5)	(14.9)	(234.4)
Income after income taxes	1,471.9	85.9	1,557.8

Profit (loss) related to equity method investments	—	—	—
Net income	1,471.9	85.9	1,557.8

Basic net income per ordinary share	3.46		3.66
Diluted net income per ordinary share	3.44		3.64
Number of ordinary shares used in computing per share amounts
Basic	425.6		425.6
Diluted	427.7		427.7

Consolidated Statements of Comprehensive Income
Year ended December 31, 2016	As previously reported	Adoption of ASC 606	As adjusted
(in millions)	EUR	EUR	EUR

Net income	1,471.9	85.9	1,557.8

Other comprehensive income:

Proportionate share of other comprehensive income from equity method investments	—	—	—

Foreign currency translation, net of taxes:
Gain (loss) on foreign currency translation and effective portion of hedges on net investments	120.4	—	120.4
Financial instruments, net of taxes:
Gain (loss) on derivative financial instruments	6.0	—	6.0
Transfers to net income	2.4	—	2.4
Other comprehensive income, net of taxes	128.8	—	128.8

Total comprehensive income, net of taxes	1,600.7	85.9	1,686.6
Attributable to equity holders	1,600.7	85.9	1,686.6

The following table summarizes the impacts of the adoption of ASC 606 on our Consolidated Balance Sheets as of December 31, 2016:

Consolidated Balance Sheets
As of December 31, 2016	As previously reported	Adoption of ASC 606	As adjusted
(in millions, except share and per share data)	EUR	EUR	EUR

Assets
Cash and cash equivalents	2,906.9	—	2,906.9
Short-term investments	1,150.0	—	1,150.0
Accounts receivable, net	700.2	(26.0)	674.2
Finance receivables, net	447.4	—	447.4
Current tax assets	11.6	—	11.6
Contract assets	—	91.6	91.6
Inventories, net	2,780.9	(49.1)	2,731.8
Deferred tax assets	—	—	—
Other assets	560.4	(62.8)	497.6
Total current assets	8,557.4	(46.3)	8,511.1

Finance receivables, net	117.2	(61.3)	55.9
Deferred tax assets	34.9	—	34.9
Contract assets	—	56.7	56.7
Other assets	612.3	—	612.3
Equity method investments	—	—	—
Goodwill	4,873.9	—	4,873.9
Other intangible assets, net	1,323.0	—	1,323.0
Property, plant and equipment, net	1,687.2	—	1,687.2
Right-of-use assets	—	—	—
Total non-current assets	8,648.5	(4.6)	8,643.9

Total assets	17,205.9	(50.9)	17,155.0

Liabilities and shareholders’ equity
Accounts payable	593.2	—	593.2
Accrued and other liabilities	2,237.8	(1,590.8)	647.0
Current tax liabilities	201.9	—	201.9
Current portion of long-term debt	247.7	—	247.7
Contract liabilities	—	1,386.4	1,386.4
Total current liabilities	3,280.6	(204.4)	3,076.2

Long-term debt	3,071.8	—	3,071.8
Deferred and other tax liabilities	396.9	14.0	410.9
Provisions	20.5	—	20.5
Contract liabilities	—	447.4	447.4
Accrued and other liabilities	615.7	(459.9)	155.8
Total non-current liabilities	4,104.9	1.5	4,106.4

Total liabilities	7,385.5	(202.9)	7,182.6

Issued and outstanding shares	39.4	—	39.4
Share premium	3,693.5	—	3,693.5
Treasury shares at cost	(796.2)	—	(796.2)
Retained earnings	4,810.6	66.1	4,876.7
Earnings current year	1,471.9	85.9	1,557.8
Accumulated other comprehensive income	601.2	—	601.2
Total shareholders’ equity	9,820.4	152.0	9,972.4

Total liabilities and shareholders’ equity	17,205.9	(50.9)	17,155.0

The following tables summarize the impacts of the adoption of ASC 606 on our Consolidated Statements of Cash Flows for the year ended December 31, 2016:

Consolidated Statements of Cash Flows
Year ended December 31, 2016	As previously reported	Adoption of ASC 606	As adjusted
(in millions)	EUR	EUR	EUR

Cash Flows from Operating Activities
Net income	1,471.9	85.9	1,557.8
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	356.9	—	356.9
Impairment	3.5	—	3.5
Loss on disposal of property, plant and equipment	5.2	—	5.2
Share-based payments	47.7	—	47.7
Allowance for doubtful receivables	3.2	—	3.2
Allowance for obsolete inventory	73.0	—	73.0
Deferred income taxes	(0.6)	14.0	13.4
Equity method investments, net of income taxes	—	—	—
Changes in assets and liabilities:
Accounts receivable	187.4	26.0	213.4
Finance receivables	(156.1)	61.3	(94.8)
Inventories	(43.7)	49.1	5.4
Other assets	(152.9)	62.8	(90.1)
Accrued and other liabilities	(273.9)	246.9	(27.0)
Accounts payable	50.9	—	50.9
Current tax assets and liabilities	93.4	—	93.4
Contract assets and liabilities	—	(546.0)	(546.0)
Net cash provided by operating activities	1,665.9	—	1,665.9
Cash Flows from Investing Activities
Purchase of property, plant and equipment	(316.3)	—	(316.3)
Purchase of intangible assets	(8.4)	—	(8.4)
Purchase of short-term investments	(2,520.0)	—	(2,520.0)
Maturity of short-term investments	2,320.0	—	2,320.0
Cash from (used for) derivative financial instruments	(15.0)	—	(15.0)
Loans issued and other investments	—	—	—
Repayment on loans	(7.4)	—	(7.4)
Acquisition of equity method investments	—	—	—
Dividend income from equity method investments	—	—	—
Acquisition of subsidiaries (net of cash acquired)	(2,641.3)	—	(2,641.3)
Net cash used in investing activities	(3,188.4)	—	(3,188.4)
Cash Flows from Financing Activities
Dividend paid	(445.9)	—	(445.9)
Purchase of treasury shares	(400.0)	—	(400.0)
Net proceeds from issuance of shares	582.7	—	582.7
Net proceeds from issuance of notes	2,230.6	—	2,230.6
Repayment of debt	(4.7)	—	(4.7)
Tax benefit (deficit) from share-based payments	0.9	—	0.9
Net cash used in financing activities	1,963.6	—	1,963.6
Net cash flows	441.1	—	441.1
Effect of changes in exchange rates on cash	7.1	—	7.1
Net increase (decrease) in cash and cash equivalents	448.2	—	448.2
Cash and cash equivalents at beginning of the year	2,458.7	—	2,458.7
Cash and cash equivalents at end of the year	2,906.9	—	2,906.9

Adoption of ASC 842 "Leases"
As of January 1, 2018, ASML has early adopted ASC 842 "Leases". We applied a modified retrospective adoption and therefore restated 2016 and 2017. The most significant changes in our accounting policy (compared to ASC 840 "Leases") are the recognition of right-of-use assets and lease liabilities for operating leases and the classification of leases from a lessor perspective.
As of December 31, 2016 and 2017, our impact resulting from operating leases is as follows:

•	We have recognized right-of-use assets and lease liabilities of EUR 131 million and EUR 114 million, respectively.

•	The short term portion of the lease liabilities of EUR 28 million and EUR 33 million, respectively, has been classified as accrued and other liabilities - current.

•	The long term portion of the lease liabilities of EUR 103 million and EUR 81 million, respectively, has been included in the accrued and other liabilities - non-current.
As of December 31, 2016 and 2017, we reclassified our non-current accounts receivable of EUR 32 million and EUR 106 million, respectively, from finance receivables to other assets - non-current in order to present our sales-type leases separate on our balance sheet within finance receivables.
We elected the following practical expedients as a package and applied these consistently to all of our leases (including those for which we are a lessee or a lessor):

•	We did not reassess whether any expired or existing contracts are or contain leases.

•
We did not reassess the lease classification for any expired or existing leases (that is, all existing leases that were classified as operating leases in accordance with ASC 840 have been classified as operating leases, and all existing leases that were classified as capital leases in accordance with ASC 840 have been classified as finance leases).

•	We excluded initial direct costs for any existing leases.
Adoption of ASU 2016-16 Income Taxes: "Intra-Entity Transfers of Assets Other Than Inventory"
As of January 1, 2018, ASML adopted ASU 2016-16 Income taxes: "Intra-entity transfers of assets other than inventory". We applied a modified retrospective adoption with a cumulative effect adjustment to Retained earnings as of January 1, 2018. The most significant change in our accounting policy is that prepaid taxes as calculated using the purchaser’s rather than the seller’s tax jurisdiction (except for prepaid taxes arising from intra-entity transfers of inventory).
As of January 1, 2018, retained earnings decreased with EUR 85 million and other assets decreased with EUR 157 million whereas Deferred tax assets increased with EUR 72 million. This impact mainly relates to a so-called bi-lateral advanced pricing agreement between the US and the Dutch tax authorities on a inter group transfer of intellectual property rights.
Adoption of ASU 2017-04 "Simplifying the Test for Goodwill Impairment"
As of January 1, 2018, ASML adopted ASU 2017-04 "Simplifying the Test for Goodwill Impairment". This accounting standard update removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. The guidance provides that a goodwill impairment is the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. All other goodwill impairment guidance remains largely unchanged.

New US GAAP Accounting Pronouncements
New US GAAP accounting pronouncements issued but not adopted
For the below mentioned ASUs issued up to the date of this report but not yet adopted by us, the impact on our Financial Statements needs to be assessed:
ASU No. 2016-13 "Financial Instruments - Credit Losses (Topic 326)" was issued by the FASB in June 2016 and will provide financial statement users with more information about the expected credit losses on financial instruments and other commitments to extend credit held by an entity at each reporting date. The Update is effective for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Early adoption is permitted for periods beginning after December 15, 2018. The Standard will be applied using a modified retrospective approach, which requires a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the Standard is effective. We will therefore not restate prior years presented in our Consolidated Financial Statements upon adoption. We are currently in the process of determining the impact of implementing this Standard on our Consolidated Financial Statements.
We believe that the impact of all other recently issued ASUs, either adopted or not yet adopted by us, do not have or are not expected to have a material impact on our Consolidated Financial Statements.